SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
COGNEX CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
COGNEX CORPORATION
SPECIAL MEETING IN LIEU OF THE 2009 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2009

Notice of Special Meeting in Lieu of 2009 Annual Meeting of Shareholders
WHEN AND WHERE IS THE MEETING?
The Special Meeting in Lieu of the 2009 Annual Meeting of Shareholders of Cognex Corporation will be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts on Thursday, April 23, 2009, at 10:00 a.m., local time.
WHAT IS BEING VOTED ON AT THE MEETING?
•	The election of three director nominees;
Patrick A. Alias, Robert J. Shillman, Reuben Wasserman
•	The consideration of any other business which may properly come before the meeting or any adjournment or postponement thereof.
WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?
The Board of Directors recommends that shareholders vote FOR all of the nominees for Director.
HOW CAN I GET A COMPLETE SET OF PROXY MATERIAL?
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following documents can be viewed at: www.ViewMaterial.com/CGNX
•	Proxy Statement

•	Annual Report
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 9, 2009 to facilitate timely delivery.
You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide your 11-digit control number (located by the arrow in the box below).
1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.	Access the website www.SendMaterial.com and follow the instructions provided, or

3.	Send us an e-mail at papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct us otherwise, we will reply to your e-mail with a copy of the proxy materials in PDF format for this meeting only.

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To vote your Cognex Corporation shares, you can vote in person at the Meeting, or you can:
1. Go to www.ViewMaterial.com/CGNX
2. Review the proxy materials online.
3. Click on the icon to vote your shares.
4. Enter your 11-digit control number (located by the arrow in the box above).
5. Follow the simple instructions to record your vote.
You will be able to vote electronically until 11:59 p.m. EDT on April 22, 2009.

DIRECTIONS TO THE BOSTON OFFICE OF GOODWIN PROCTER LLP
Exchange Place
53 State Street
Boston, MA 02109
Please note: Exchange Place does not have a parking garage. Parking is available next door at 75 State Street (parking garage entrance on Broad Street).
     From Points North:
•	Take I-93 South to exit 24A, Government Center

•	At the end of exit, bear left onto Atlantic Avenue

•	Take first right onto State Street

•	Take left onto Broad Street and make right into the 75 State Street garage

•	Take elevator up to 75 State Street lobby, and exit onto Kilby Street (by Rebecca’s Café)

•	An entrance for 53 State Street (Exchange Place) is immediately across the street
     From Points South:
•	Take I-93 North to exit 23, Government Center

•	At the end of the ramp, take left onto North Street

•	Follow “Continuation From Points South, West and Logan Airport” below
     From Points West:
•	Take Mass Pike (I-90) to I-93 North

•	Take exit 23, Government Center

•	At the end of the ramp, take left onto North Street

•	Follow “Continuation From Points South, West and Logan Airport” below
     From Logan Airport:
•	Follow signs for the Ted Williams Tunnel/Mass Pike/I-90 West

•	Take the Ted Williams Tunnel to the Mass Pike (I-90) West

•	Use Exit 24-25 after leaving the Ted Williams Tunnel

•	The exit ramp runs parallel to I-90 for approximately 1/2 mile until it enters the northbound Central Artery tunnel

•	Proceed north about 1/2 mile to exit 23, Government Center

•	Take left onto North Street

•	Follow “Continuation From Points South, West and Logan Airport” below
     Continuation From Points South, West and Logan Airport:
•	Take left onto Congress Street

•	Take left onto Milk Street

•	Take left onto Broad Street

•	Take left into 75 State Street garage (just before State Street)

•	Take elevator up to 75 State Street lobby, and exit onto Kilby St (by Rebecca’s Café)

•	An entrance for 53 State Street (Exchange Place) is immediately across the street